Exhibit 99.2 FIS Announces Strategic Transactions April 17, 2025

Disclosures Forward-looking Statements Our discussions today, including this presentation and any comments made by management, contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Any statements that refer to future events or circumstances, including our future strategies or results, or that are not historical facts, are forward-looking statements. Actual results could differ materially from those projected in forward-looking statements due to a variety of factors, including the risks and uncertainties set forth in our press release dated April 17, 2025, our annual report on Form 10-K for 2024 and our other filings with the SEC. We undertake no obligation to update or revise any forward-looking statements. Non-GAAP Measures This presentation will reference certain non-GAAP financial information. For a description of non-GAAP measures presented in this document, please visit the Investor Relations section of the FIS website at www.fisglobal.com. 2

Statement Regarding Forward-Looking Information This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. Forward-looking statements include statements about anticipated financial outcomes, including any earnings outlook or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the future impacts of the Worldpay Sale or any agreements or arrangements entered into in connection with such transaction. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or outlook, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management. Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation: • changes in general economic, business and political conditions, a recession, intensified or expanded international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations; • the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated; • the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected or that costs may be greater than anticipated; • the risks of doing business internationally; • the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy, data protection, cybersecurity, cyber resilience and AI laws and regulations; • our ability to comply with climate change legal and regulatory requirements and to maintain practices that meet our stakeholders’ evolving expectations; • the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; • changes in the growth rates of the markets for our solutions; • the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions; • the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management; • failures to adapt our solutions to changes in technology or in the marketplace; • internal or external security or privacy breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events; 3

Statement Regarding Forward-Looking Information • the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers; • the risk that partners and third parties may fail to satisfy their legal obligations to us; • risks associated with managing pension cost, cybersecurity issues, IT outages experienced by us or by third parties and data privacy; • our ability to navigate the opportunities and risks associated with using and/or incorporating AI technologies into our business; • the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters; • competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers; • the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers; • an operational or natural disaster at one of our major operations centers; • failure to comply with applicable requirements of payment networks or changes in those requirements; • fraud by bad actors; and • other risks detailed elsewhere in the “Risk Factors” section and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in our other filings with the SEC. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise. 4

Sale of Worldpay Stake and Strategic Acquisition of Global Payments Issuer Solutions Business

Key Transaction Highlights Strategic Portfolio Financial Completes payments Simplifies & strengthens Enhances financial offering with scaled credit business portfolio at profile; recurring revenue, processing capability attractive multiples EBITDA and free cash flow Extends value proposition Replaces Worldpay EMI Accretive to Adj. EPS in to financial institutions & with strategic and cash first 12 months post corporates generating asset transaction close Advances FIS’ Position as a Scaled FinTech Leader 6 6

Acquisition Reinforces FIS’ Long-Term Strategy Strategic Differentiators Broad Suite of Global A Scaled Distribution & Best-of-breed Technology 3 2 1 Marquee Clients Solutions Leader Creates a $12B+ revenue, Adds critical credit Extends value proposition more diversified, global processing at scale to for financial institutions and financial technology leader product suite international markets MONEY MONEY MONEY AT REST IN MOTION AT WORK 7

Strengthens Portfolio at Attractive Multiples

FIS will sell its minority stake in Worldpay to Global Payments

- Enterprise Value of $24.25B, representing sale multiple of ~10.5x, adjusted for control premium payment to GTCR
- $6.6B of pre-tax value compared to $3.9B of carrying value
- Represents monetization of Worldpay stake at a premium to 9.8x multiple at time of majority stake sale

Expected to close in 1H 2026[3]

Concurrently, FIS will acquire 100% stake in Global Payments' Issuer Solutions business

- Acquisition to be financed with a combination of debt and FIS' 45% interest in Worldpay
- Transaction to generate annual tax step-up of ~$185M, representing present value of ~$1.5B in tax assets
- Expect to realize $45M revenue and $125M OpEx synergies within 3 years post-closing; long-term revenue synergies in excess of $125M

ATTRACTIVE MULTIPLES

ISSUER SOLUTIONS EV / MULTIPLE[1]

$13.5B | ~10x

$12.0B | ~9x*

*Adjusted for ~$1.5B tax benefit

WORLDPAY EV / MULTIPLE[2]

$24.25B | ~10.5x

FINANCIAL IMPACT

Accretive to Adjusted EPS in first 12 months

1 Multiple represents $12.0B net purchase price (excluding $1.5B of anticipated tax benefits) and expected 2025 synergized EBITDA.
2 Multiple represents implied EV on FIS pre-tax value of $6.6B and expected 2025 EBITDA.
3 Pending satisfaction of customary closing conditions, regulatory approvals, and sale of GTCR's 55% stake in Worldpay to Global Payments.

FIS
8

Scaled Global Credit Processor MONEY MONEY AT REST IN MOTION Credit Managed Professional Commercial & Value-added Processing Services Services B2B Services Solutions Enterprise Commercial & Fraud Contact Consulting Tokenization Expense Processing Detection Center & Implementation Authorization & Rewards Card Fraud Virtual Cards Cardholder Management Production Strategy Payments 40B 170+ 885M+ $28B 75+ Accounts on Annual FI / Corp Dor RAFT at – PRe IVILEGED AND CONFIDENTIAL 9 Global TAM Countries File Transactions Partners 9

Scaled High Margin Financial Profile 2024 Metrics, Issuer Solutions Strong Robust FCF Scaled Durable Margins Generation $2.5B $1.1B 45.1% $0.7B REVENUE ADJ. EBITDA ADJ. EBITDA UNLEVERED FCF MARGIN 10

Holistic Solution Offering for Financial Institutions MONEY MONEY MONEY AT REST IN MOTION AT WORK Core Credit processor Digital with 885M+ Credit accounts on file Commercial Complete Debit lending Product Suite Well positioned to serve financial Treasury Network institutions Trading & Money Processing movement 11

Unlocking Addressable Market with Large Banks Cross Sell White Space Total ‘Payments’ $1.1B $850M $200M Credit + Debit ‘Cap Markets’ $300M $530M $830M Lending + Trading ‘Banking’ $450M $250M $200M Core + Network Of the top 150 large banks FIS provides at least one Issuer Solutions provides at FIS & Issuer Solutions provide product to 50% least one product to 25% at least one product to 60% 12 Cross sell and white space opportunity across top 150 large banks ($m)

Combination Enhances Operating Scale and Margins PRO FORMA 2024 FIS Issuer Solutions Combined Inc / (Dec) ($ millions) REVENUE $10,127 $2,460 $12,587 +24% Banking Solutions $6,892 $2,460 $9,352 +36% ADJ. EBITDA $4,136 $1,110 $5,246 +27% Banking Solutions $3,032 $1,110 $4,142 +37% ADJ. EBITDA MARGIN 40.8% 45.1% 41.7% +0.9ppt Banking Solutions 44.0% 45.1% 44.3% +0.3ppt 13

Strengthens Banking Financial Profile PRO FORMA 2024 Banking Issuer Solutions Combined Inc / (Dec) ($ millions) REVENUE $6,892 $2,460 $9,352 +36% Adj. Rev Growth % 2.2% 3.6% 2.6% +0.4ppt RECURRING $5,752 ~$2,086 ~$7,838 ~+36% Recurring % of Total 83% ~85% ~84% ADJ. EBITDA $3,032 $1,110 $4,142 +37% Adj. EBITDA Growth % 4.3% 5.2% 4.5% +0.2ppt ADJ. EBITDA MARGIN 44.0% 45.1% 44.3% +0.3ppt PP Change B/(W) +90bps +70 bps +80 bps 14

Targeting Over $150M of Adj. EBITDA Synergies by Year 3 REVENUE COST SYNERGIES SYNERGIES Incremental $45M $125M Adj. EBITDA 4%+ Revenue Growth Expanding Adj. EBITDA Margins >$125M L-T Synergies by Year 3 Extending Credit Processing Rationalize Duplicate into FIS Client Base Vendor Costs >$150M Expanding Internationally Back Office Optimization Offering Premium Payback Consolidate Operations to Issuer Solutions Clients * Synergies build over three year period. Assumes approximately 60% Adj. EBITDA margin on revenue synergies. Shown net of incremental FIS 15 corporate expenses to support Issuer Solutions business.

Fortifies Growth & Scale, Boosting Margins & FCF

Key Assumptions[1]	
Durable revenue growth	• 4% Adj. revenue growth for Issuer Solutions • Modestly accelerating with synergy
Boosts EBITDA margin	• ~$1.2B contribution in first 12 months • Synergies of >$150M[2] by year 3
Favorable long-term tax rate	• Effective tax rate of ~13.5% post close
Accretive to Adj. EPS	• Accretive in first 12 months • Accretive vs. consensus 2026 EPS of $6.26
Significantly higher FCF	• >$500M in first 12 months • >$700M incremental by year 3

[1] Assumes 3/31/26 close.
[2] Synergies build over three year period. Assumes approximately 60% Adj. EBITDA margin on revenue synergies. Shown net of incremental FIS corporate expenses to support Issuer Solutions business.

FIS 16

Capital Allocation Priorities Unchanged Until Deal Close; Quickly De-Lever to Maintain Investment Grade Investment Ongoing Dividend M&A/Share Grade Rating Growth Repurchases Capital allocation priorities Strong balance sheet Competitive dividend yield remain unchanged until deal remains a differentiator with compared to peers and S&P closes; M&A $1B and share clients 500 Index repurchases of $1.2B in 2025 Committed to returning to Targeting annual dividend per 2.8x leverage within 18 share growth aligned to Adj. Temporary pause upon close months post close EPS growth to prioritize debt reduction; resume once 2.8x leverage target is achieved 17

Preliminary 1Q 2025 Results - Strong Start to 2025 METRICS 1Q 2025 1Q 2025 ($ millions, except per share data) Outlook Preliminary Results Operational Highlights • Total company recurring REVENUE $2,485 - $2,510 $2,532 revenue growth of 4% ADJ. REVENUE GROWTH 2.5% - 3.5% 4% • Banking recurring Banking 0.5% - 1.5% 2% revenue growth of 3% Capital Markets 7.0% - 8.0% 9% • Capital Markets recurring revenue growth of 6% ADJ. EBITDA $940 - $960 $958 • Adj. EBITDA & Adj. EPS Adj. EBITDA Margin 37.8% - 38.2% ~37.8% both toward high-end of outlook range ADJ. EPS $1.17 - $1.22 $1.21 Reaffirming FY 2025 Outlook 18

Key Transaction Highlights Strategic Financial Creates a $12B+ revenue, more Transaction is accretive to Adjusted diversified global financial EBITDA margins, Adjusted EPS and technology leader Free Cash Flow Adds critical credit processing at Strengthens banking financial profile, scale to payments and banking unlocks revenue synergies and adds product suite durable recurring revenue Extends value proposition into Replaces non-cash EMI with growing financial institutions and stream of recurring revenue and cash international markets flows Advances FIS’ Position as a Scaled FinTech Leader 19 19

Appendix

Worldpay EV to FIS Net Value Reconciliation ($ billions) Worldpay Enterprise Value $ 24.25) Net Debt & Debt-Like Items (7.2) Equity Value 17.0) Transaction Fees and Other Costs (0.6) Distribution Value 16.4) FIS 45% Ownership 7.4) Control Premium to GTCR (0.8) Pre-Tax Value 6.6) Total Taxes (0.9) Net Value $ 5.7 21 *May not sum due to rounding